Sales Agreement

This Sales Agreement ("Agreement") is made and effective this date April 3,2015

BETWEEN: AQUACUBIC SANITARY WARE CO. LTD at Room 1002, No. 928, 128 Ji Nian Road, Baoshan District, Shanghai, China (the "SELLER")

AND: Capstone Systems inc at 242 Dolenjska cesta , Ljubljana, Slovenia, 1000 (the "BUYER"):
NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained the parties hereto agree as follows:

1. RECITALS

a. Seller is a manufacturer of products and desires to sell to Buyer its product

b. Buyer desires to buy these products and to perform all the provisions of this agreement.

2. DURATION

The term of the agency created shall be 24 months beginning from the Date of agreement, unless sooner terminated.

3. BUYER'S BEST EFFORTS

Buyer agrees to devote Buyer's whole time and best efforts to the business of Seller . Buyer shall employ salespersons to assist Buyer, on such terms and conditions as Seller may require, as set forth in this agreement.

4. NONDISCLOSURE OF SELLER'S AFFAIRS

Buyer agrees to keep confidential such information as Seller may from time to time impart to Buyer regarding Seller's business affairs and customers. Buyer will not, in whole or in part, now or at any time, disclose such information.

5. CONTENTS OF ORDERS

a. All orders for Seller's product shall be taken on printed forms furnished by Seller, and all such orders shall be sent to Seller immediately after being signed by purchasers.

6. ACCEPTANCE OF ORDERS BY SELLER

Orders taken by Buyer shall not be binding until accepted by Seller. Seller reserves the right to reject any order when, in the judgment of Seller, the product ordered may not be suitable to the business of the customer.

7. BUYER'S EXPENSES

All expenses for traveling, entertainment, office, clerical, office and equipment maintenance, and general selling expenses that may be incurred by Buyer in connection with this agreement will be borne wholly by Buyer.

For and on behalf of
AQUACUBIC GROUP CO., LIMITED

崔曙英
....
Authorized Signature(s)

8. COMPLIANCE WITH LAWS

Buyer agrees, for the benefit of Buyer's employees, to comply in all respects with the workers' compensation laws of any state or states of which Buyer's territory may be a part, and to pay the premiums and other costs and expenses incident to such coverage.

9. MODIFICATION AND TERMINATION

This agreement covers all agreements between Buyer and Seller relating to the Buyer for the handling of Seller's product.

10. GOVERNING LAW

The enforcement and interpretation of this agreement shall be governed by the laws of NV,USA

The parties have executed this agreement the day and year first above written.

Remark: 1. Payment term: 30% T/T in advance + 70% balance after shipment or irrevocable L/C at sight; 2. Valid time: 30 days; 3. Mini. Qty.: 1*40' HQ.

SELLER

Cui Shuying, President

Authorized Signature

Print Name and Title

For and on behalf of
AQUACUBIC GROUP CO., LIMITED

崔曙英

Authorized Signature(s)

BUYER

Jure Perko, president

Authorized Signature

Print Name and Title

Sales Agreement

This Sales Agreement ("Agreement") is made and effective this date April 6,2015

BETWEEN: Foshan Mingdeng Kitchen Cabinet Co., Ltd. (the "SELLER")

AND: Capstone Systems inc at 242 Dolenjska cesta , Ljubljana, Slovenia, 1000 (the "BUYER"):

NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained the parties hereto agree as follows:

1. RECITALS

a. Seller is a manufacturer of products and desires to sell to Buyer its product

b. Buyer desires to buy these products and to perform all the provisions of this agreement.

2. DURATION

The term of the agency created shall be 24 months beginning from the Date of agreement, unless sooner terminated.

3. BUYER'S BEST EFFORTS

Buyer agrees to devote Buyer's whole time and best efforts to the business of Seller . Buyer shall employ salespersons to assist Buyer, on such terms and conditions as Seller may require, as set forth in this agreement.

4. NONDISCLOSURE OF SELLER'S AFFAIRS

Buyer agrees to keep confidential such information as Seller may from time to time impart to Buyer regarding Seller's business affairs and customers. Buyer will not, in whole or in part, now or at any time, disclose such information.

5. CONTENTS OF ORDERS

a. All orders for Seller's product shall be taken on printed forms furnished by Seller, and all such orders shall be sent to Seller immediately after being signed by purchasers.

6. ACCEPTANCE OF ORDERS BY SELLER

Orders taken by Buyer shall not be binding until accepted by Seller. Seller reserves the right to reject any order when, in the judgment of Seller, the product ordered may not be suitable to the business of the customer.

7. BUYER'S EXPENSES

All expenses for traveling, entertainment, office, clerical, office and equipment maintenance, and general selling expenses that may be incurred by Buyer in connection with this agreement will be borne wholly by Buyer.

ALEX 2015.4.7

8. COMPLIANCE WITH LAWS

Buyer agrees, for the benefit of Buyer's employees, to comply in all respects with the workers' compensation laws of any state or states of which Buyer's territory may be a part, and to pay the premiums and other costs and expenses incident to such coverage.

9. MODIFICATION AND TERMINATION

This agreement covers all agreements between Buyer and Seller relating to the Buyer for the handling of Seller's product.

10. GOVERNING LAW

The enforcement and interpretation of this agreement shall be governed by the laws of NV,USA

The parties have executed this agreement the day and year first above written.

SELLER

Alex Lee ALZX 2015.4.7.

Foshan Mingdeng Kitchen cabinet co.; ltd

Authorized Signature

Print Name and Title

BUYER

Jure Perko, president

Authorized Signature

Print Name and Title

Sales Agreement

This Sales Agreement ("Agreement") is made and effective this date April 3,2015

BETWEEN: Foshan Opaly Composite Materials Co.,Ltd Add: No.12-3 A area, Jingkou Part, Technology Industrial Zone, Sanshui District, Foshan City, Guangdong, China (the "SELLER")

AND: Capstone Systems inc at 242 Dolenjska cesta, Ljubljana, Slovenia, 1000 (the "BUYER"):

NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained the parties hereto agree as follows:

1. RECITALS

a. Seller is a manufacturer of products and desires to sell to Buyer its product

b. Buyer desires to buy these products and to perform all the provisions of this agreement.

2. DURATION

The term of the agency created shall be 24 months beginning from the Date of agreement, unless sooner terminated.

3. BUYER'S BEST EFFORTS

Buyer agrees to devote Buyer's whole time anc best efforts to the business of Seller . Buyer shall employ salespersons to assist Buyer, on such terms and conditions as Seller may require, as set forth in this agreement.

FOSHAN OPALY COMPOSITE 佛山市欧铂合材料有限 *

4. NONDISCLOSURE OF SELLER'S AFFAIRS

Buyer agrees to keep confidential such information as Seller may from time to time impart to Buyer regarding Seller's business affairs and customers. Buyer will not, in whole or in part, now or at any time, disclose such information.

5. CONTENTS OF ORDERS

a. All orders for Seller's product shall be taken on printed forms furnished by Seller, and all such orders shall be sent to Seller immediately after being signed by purchasers.

6. ACCEPTANCE OF ORDERS BY SELLER

Orders taken by Buyer shall not be binding until accepted by Seller. Seller reserves the right to reject any order when, in the judgment of Seller, the product ordered may not be suitable to the business of the customer.

7. BUYER'S EXPENSES

All expenses for traveling, entertainment, office, clerical, office and equipment maintenance, and general selling expenses that may be incurred by Buyer in connection with this agreement will be borne wholly by Buyer.

8. COMPLIANCE WITH LAWS

Buyer agrees, for the benefit of Buyer's employees, to comply in all respects with the workers' compensation laws of any state or states of which Buyer's territory may be a part, and to pay the premiums and other costs and expenses incident to such coverage.

9. MODIFICATION AND TERMINATION

This agreement covers all agreements between Buyer and Seller relating to the Buyer for the handling of Seller's product.

10. GOVERNING LAW

The enforcement and interpretation of this agreement shall be governed by the laws of NV,USA

The parties have executed this agreement the day and year first above written.

SELLER

Mia Kwan, sales manager

佛山市欧铂利复合材料有限公司
FOSHAN OPALY COMPOSITE MATERIALS CO., LTD

Authorized Signature

Print Name and Title

BUYER

Jure Perko, president

Authorized Signature

Print Name and Title

Sales Agreement

This Sales Agreement ("Agreement") is made and effective this date April 3,2015

BETWEEN: FOSHAN SANI SANITARY WARE CO.,LTD at Add：NO.1-2,5th Building, Ceramics Whlesale Market,Qingke Road, Chancheng District,Foshan China. (the "SELLER")

AND: Capstone Systems inc at 242 Dolenjska cesta , Ljubljana, Slovenia, 1000 (the "BUYER"):

NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained the parties hereto agree as follows:

1. RECITALS

a. Seller is a manufacturer of products and desires to sell to Buyer its product

b. Buyer desires to buy these products and to perform all the provisions of this agreement.

2. DURATION

The term of the agency created shall be 24 months beginning from the Date of agreement, unless sooner terminated.

3. BUYER'S BEST EFFORTS

Buyer agrees to devote Buyer's whole time and best efforts to the business of Seller . Buyer shall employ salespersons to assist Buyer, on such terms and conditions as Seller may require, as set forth in this agreement.

4. NONDISCLOSURE OF SELLER'S AFFAIRS

Buyer agrees to keep confidential such information as Seller may from time to time impart to Buyer regarding Seller's business affairs and customers. Buyer will not, in whole or in part, now or at any time, disclose such information.

5. CONTENTS OF ORDERS

a. All orders for Seller's product shall be taken on printed forms furnished by Seller, and all such orders shall be sent to Seller immediately after being signed by purchasers.

6. ACCEPTANCE OF ORDERS BY SELLER

Orders taken by Buyer shall not be binding until accepted by Seller. Seller reserves the right to reject any order when, in the judgment of Seller, the product ordered may not be suitable to the business of the customer.

7. BUYER'S EXPENSES

All expenses for traveling, entertainment, office, clerical, office and equipment maintenance, and general selling expenses that may be incurred by Buyer in connection with this agreement will be borne wholly by Buyer.

8. COMPLIANCE WITH LAWS

Buyer agrees, for the benefit of Buyer's employees, to comply in all respects with the workers' compensation laws of any state or states of which Buyer's territory may be a part, and to pay the premiums and other costs and expenses incident to such coverage.

9. MODIFICATION AND TERMINATION

This agreement covers all agreements between Buyer and Seller relating to the Buyer for the handling of Seller's product.

10. GOVERNING LAW

The enforcement and interpretation of this agreement shall be governed by the laws of NV,USA

The parties have executed this agreement the day and year first above written.

SELLER	BUYER
Paula, export manager	Jure Perko, president
----------------------------------	----------------------------------
Authorized Signature	Authorized Signature
Print Name and Title	Print Name and Title

Sales Agreement

This Sales Agreement ("Agreement") is made and effective this date April 6,2015

BETWEEN: Hangzhou Relux House Furnishing Co., Ltd. (the "SELLER")

AND: Capstone Systems inc at 242 Dolenjska cesta , Ljubljana, Slovenia, 1000 (the "BUYER"):

NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained the parties hereto agree as follows:

1. RECITALS

a. Seller is a manufacturer of products and desires to sell to Buyer its product

b. Buyer desires to buy these products and to perform all the provisions of this agreement.

2. DURATION

The term of the agency created shall be 24 months beginning from the Date of agreement, unless sooner terminated.

3. BUYER'S BEST EFFORTS

Buyer agrees to devote Buyer's whole time and best efforts to the business of Seller . Buyer shall employ salespersons to assist Buyer, on such terms and conditions as Seller may require, as set forth in this agreement.

4. NONDISCLOSURE OF SELLER'S AFFAIRS

Buyer agrees to keep confidential such information as Seller may from time to time impart to Buyer regarding Seller's business affairs and customers. Buyer will not, in whole or in part, now or at any time, disclose such information.

5. CONTENTS OF ORDERS

a. All orders for Seller's product shall be taken on printed forms furnished by Seller, and all such orders shall be sent to Seller immediately after being signed by purchasers.

6. ACCEPTANCE OF ORDERS BY SELLER

Orders taken by Buyer shall not be binding until accepted by Seller. Seller reserves the right to reject any order when, in the judgment of Seller, the product ordered may not be suitable to the business of the customer.

7. BUYER'S EXPENSES

All expenses for traveling, entertainment, office, clerical, office and equipment maintenance, and general selling expenses that may be incurred by Buyer in connection with this agreement will be borne wholly by Buyer.

8. COMPLIANCE WITH LAWS

Buyer agrees, for the benefit of Buyer's employees, to comply in all respects with the workers' compensation laws of any state or states of which Buyer's territory may be a part, and to pay the premiums and other costs and expenses incident to such coverage.

9. MODIFICATION AND TERMINATION

This agreement covers all agreements between Buyer and Seller relating to the Buyer for the handling of Seller's product.

10. GOVERNING LAW

The enforcement and interpretation of this agreement shall be governed by the laws of NV,USA

The parties have executed this agreement the day and year first above written.

Our payment terms is L/C and T/T. Our product warranty is one year. And our minimum order quantity are 10 sets.

SELLER

Oscar Shi, Sales Manager



Hangzhou Relux House Furnishing Co.,Ltd.

Authorized Signature

Print Name and Title

BUYER

Jure Perko, president



Authorized Signature

Print Name and Title

Sales Agreement

This Sales Agreement ("Agreement") is made and effective this date April 3,2015

BETWEEN: OPPEIN Home Group Inc. (the "SELLER")

AND: Capstone Systems inc at 242 Dolenjska cesta , Ljubljana, Slovenia, 1000 (the "BUYER"):

NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained the parties hereto agree as follows:

1. RECITALS

a. Seller is a manufacturer of products and desires to sell to Buyer its product

b. Buyer desires to buy these products and to perform all the provisions of this agreement.

2. DURATION

The term of the agency created shall be 24 months beginning from the Date of agreement, unless sooner terminated.

3. BUYER'S BEST EFFORTS

Buyer agrees to devote Buyer's whole time and best efforts to the business of Seller . Buyer shall employ salespersons to assist Buyer, on such terms and conditions as Seller may require, as set forth in this agreement.

4. NONDISCLOSURE OF SELLER'S AFFAIRS

Buyer agrees to keep confidential such information as Seller may from time to time impart to Buyer regarding Seller's business affairs and customers. Buyer will not, in whole or in part, now or at any time, disclose such information.

5. CONTENTS OF ORDERS

a. All orders for Seller's product shall be taken on printed forms furnished by Seller, and all such orders shall be sent to Seller immediately after being signed by purchasers.

6. ACCEPTANCE OF ORDERS BY SELLER

Orders taken by Buyer shall not be binding until accepted by Seller. Seller reserves the right to reject any order when, in the judgment of Seller, the product ordered may not be suitable to the business of the customer.

7. BUYER'S EXPENSES

All expenses for traveling, entertainment, office, clerical, office and equipment maintenance, and general selling expenses that may be incurred by Buyer in connection with this agreement will be borne wholly by Buyer.

8. COMPLIANCE WITH LAWS

Buyer agrees, for the benefit of Buyer's employees, to comply in all respects with the workers' compensation laws of any state or states of which Buyer's territory may be a part, and to pay the premiums and other costs and expenses incident to such coverage.

9. MODIFICATION AND TERMINATION

This agreement covers all agreements between Buyer and Seller relating to the Buyer for the handling of Seller's product.

10. GOVERNING LAW

The enforcement and interpretation of this agreement shall be governed by the laws of NV,USA

The parties have executed this agreement the day and year first above written.

SELLER

Authorized Signature

Print Name and Title

BUYER

Jure Perko, president

Authorized Signature

Print Name and Title